EXHIBIT 10.11

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”), is effective as of February 28, 2015, notwithstanding the later execution hereof, by and between Kibush Capital Corporation, a Nevada corporation, with offices located at 7 Sarah Crescent, Templestowe, VIC 3106, Austraila (referred to herein as the “Company” or “Kibush”), and Hancore Pty Ltd., an Australian with an address of P.O. Box 3170, East Doncaster, VIC 3109, Australia (referred to herein as the “Buyer”).

WHEREAS:

A.

The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.	The Company desires to exit the micro lending business;

C.

The Company owns 80% of Instacash Pty Ltd (a micro lender) and Buyer holds a $500,000 Note from the Company which is due and payable to Buyer on February 28, 2015 (the “Hancore Loan”). The Hancore Loan arose from directly from the Company’s acquisition of its interest in Instacash; and

D.	Buyer is willing to buy and Company is willing to sell its entire interest in Instacash in exchange for $100 AUD and cancellation of all obligation under the Hancore Loan.

NOW THEREFORE, the company and the Buyer hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.01 Purchase and Sale. Buyer agrees to purchase from the Company and the Company agrees to sell to Buyer the Company’s 80% interest in Instacash Pty Ltd., which represents all of the Company’s interest in Instacash (the “Instacash Equity”) in exchange for $100AUD and cancellation in full of the Hancore Loan and any note payable thereunder.

1.02 Closing. The purchase and sale of the Instacash Equity shall take place immediately on February 28, 2015 (the “Closing”).

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE BUYER

As an inducement to, and to obtain the reliance of the Company in connection with the issuance of equity, Buyer represents and warrants as follows:

2.01 Approval of Agreement. Buyer has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of the Buyer has authorized and approved the execution, delivery, and performance of this Agreement.

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2.02 Private Offering. The offer, offer for sale, and sale of the Instacash Equity has not been and will not be registered with the Securities and Exchange Commission (the “Commission”). The Instacash Equity is offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, and as such, will be deemed “restricted securities” limiting the shares ability to be resold. The Buyer is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

2.03 Acknowledgment. Buyer acknowledges that an investment in the Instacash Equity involves substantial risk.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE COMPANY

As an inducement to, and to obtain the reliance of the Buyer in connection with its purchase of the Instacash Equity, Company represents and warrants as follows:

3.01 Approval of Agreement. Company has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the sale and transfer of the Instacash Equity. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby, have been duly authorized by Company.

ARTICLE IV

SPECIAL COVENANTS

4.01 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

ARTICLE V

MISCELLANEOUS

5.01 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

5.02 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

5.03 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.

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5.04 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

5.05 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

5.06 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Buyer and Company and their successors. Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

5.07 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

5.08 Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

5.09 Applicable Law. The Buyer and Company hereby agree this Agreement shall be governed by and construed and enforced under and in accordance with the laws of the State of Nevada and all subject matter and in persona jurisdiction shall be the state courts of Nevada and as such the Buyer and Company irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Nevada and of the United States of America located in Nevada for any actions, suits or proceedings arising out of or relating to this Agreement and the Buyer and Company agree not to commence any action, suite or proceedings relating thereto except in such courts.

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IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

BUYER: Hancore Pty Ltd. An Australian corporation		COMPANY: Kibush Capital Corp. a Nevada corporation
By:		By:
Name:	Warren Sheppard	Name:	Warren Sheppard
Its:		Its:

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